                                                                    Exhibit 32.2

                 CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Galaxy Minerals, Inc., (the "Company") on Form 10-QSB for the quarter ended September 30, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Matthew J. Symonds, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 22, 2004              /s/  Matthew J. Symonds
                                       -----------------------------------------
                                       By:  Matthew J. Symonds
                                       Its:  Interim Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Galaxy Minerals, Inc. and will be retained by Galaxy Minerals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.